Filed pursuant to Rule 497(a)
File No. 333-213498
Rule 482ad

Priority Income Fund Announces Weekly and Bonus Distributions for December 2019 through February 2020

NEW YORK, December 2, 2019 /BusinessWire/ -- Priority Income Fund, Inc. ("Priority Income Fund" or the "Fund") announced today its weekly cash shareholder base distributions at an annualized rate of 8.0% The annualized distribution rate is based on the last available offering price. for distributions from December 6, 2019 through February 28, 2020. These series of distributions will have weekly record dates and will be payable monthly to the stockholders of record as of the close of business each week. The declared distributions equal a weekly amount of $0.02330 per share of common stock.

•	Distributions for the December 6, 13, 20, and 27 record dates will be paid on or around December 30, 2019.

•	Distributions for the January 3, 10, 17, 24, and 31 record dates will be paid on or around February 3, 2020.

•	Distributions for the February 7, 14, 21, and 28 record dates will be paid on or around March 2, 2020.

The Fund's board of directors also declared a bonus distribution of $0.07127 per share of common stock. This was the 24th bonus distribution that the Fund has declared and will be paid on December 30, 2019 to stockholders of record at the close of business on December 27, 2019.

The Fund’s total annualized distribution rate in the trailing twelve months was 9.87%1 as of October 31, 2019.
About Priority Income Fund
Priority Income Fund, Inc. is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations ("CLOs"). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. The Fund is managed by Priority Senior Secured Income Management, LLC, which is led by a team of investment professionals from the investment and operations team of Prospect Capital Management L.P. For more information, visit priorityincomefund.com.
About Prospect Capital Management L.P.
Headquartered in New York City, Prospect is an SEC-registered investment adviser that, along with its predecessors and affiliates, has a more than 25-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect, together with its affiliates, has $6.2 billion of assets under management as of September 30, 2019. For more information, call 212.448.0702 or visit prospectcapitalmanagement.com.

Additional Information
Past performance is not indicative of future performance. Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus and summary prospectus contains this and other information relevant to an investment in the fund. Please read the prospectus or summary prospectus carefully before you invest or send money. To obtain a prospectus, please contact Lindsey Harrison at 646-845-6059.
Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc. and that Priority Income Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.